# COHU INVESTOR PRESENTATION

Cohu

# Cautionary Statement Regarding Forward-Looking Statements

**Forward-Looking Statements:**

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including savings or value from higher yield or increasing productivity; systems installed base statements and any related financial results; assessments regarding market position for various products and services; resiliency of recurring business; success of global infrastructure to support the financial profile and growth opportunities of the business; strength of IP portfolio; 3–5-year target plan or financial goals of a target model; market segments CAGRs and growth drivers for each business; all addressable market estimates; share and growth over time; market position and/or share in business verticals and changes over time; end-market growth estimates and related opportunities; target revenue CAGRs by business; success of acquired businesses; any references to research and development, product plans, roadmaps, developments and schedules and any related product performance capabilities; success of any new market entry opportunities; effect of annual renewal rate on service contracts on future business; impact of employee tenure on the business; estimates on the mix of sales; gross margin expansion or balance sheet strength; strength of the balance sheet; effectiveness of capital allocation strategies; the amount, timing or manner of any share repurchases; the success or contribution of any future M&A; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend;" and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: cyclical COVID-19 pandemic impacts; new product investments and product enhancements which may not be commercially successful; inability to effectively manage multiple manufacturing sites in Asia and secure reliable and cost-effective raw materials; failure of sole source contract manufacturer; ongoing inflationary pressures on material and operational costs coupled with rising interest rates; economic recession; instability of financial institutions where we maintain cash deposits and potential loss of uninsured cash deposits; the semiconductor industry is seasonal, cyclical, volatile and unpredictable; the semiconductor mobility market segment (primarily semiconductors used in smartphones, also other wearables) is undergoing a significant downturn; risks of using artificial intelligence within Cohu's product developments and business; the semiconductor equipment industry is intensely competitive; rapid technological changes and product introductions and transitions; a limited number of customers account for a substantial percentage of net sales; significant exports to foreign countries with economic and political instability and competition from a number of Asia-based manufacturers; loss of key personnel; reliance on foreign locations and geopolitical instability in such locations critical to Cohu and its customers; natural disasters, war and climate-related changes, including economic impacts from the Hamas-Israel conflict or any other wars; increasingly restrictive trade and export regulations impacting our ability to sell products, specifically within China; significant goodwill and other intangibles as percentage of our total assets; risks associated with the EQT acquisition, such as integration and synergies, and other risks associated with additional potential acquisitions, investments and divestitures; levels of debt; financial or operating results that are below forecast or credit rating changes impacting our stock price or financing ability; law/regulatory and including tax law changes; significant volatility in our stock price; and the risk of cybersecurity breaches.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

# COHU AT A GLANCE



| $402M | ~ 45% | $201M |
|---|---|---|
| *FY24 Revenue* | *FY24 Gross Margin*[2] | *Cash & Investments*[1] |

| Consumables | Yield & Productivity | ~ 24,800 |
|---|---|---|
| *~ 65% Recurring Revenue*[3] | *Customer Value Creation* | *Equipment Installed Base* |

(1) As of March 29, 2025.
(2) Non-GAAP, see Appendix for GAAP to non-GAAP reconciliations.
(3) % of total revenue for FY24.

Cohu

# A LEADER IN SEMICONDUCTOR TEST & INSPECTION

**Global infrastructure to supply equipment and services optimizing semiconductor manufacturing yield and productivity**



TIGNIS
A Cohu Analytics Solution



DI-Core





| Test Automation | Inspection | Services(1) | Test Interface | Semi Tester |
|---|---|---|---|---|
| Thermal control and vision inspection technologies enabling higher yield | | Device applications, spares, data analytics | High current MEMS interface architecture | Compact, low-power, scalable instruments |

**Recurring Business**

(1) Service business of Cohu systems.

Cohu

# DELIVERING HIGHER YIELD & PRODUCTIVITY

**Diverse customers and applications expanding addressable market**

**Strong market position** in each business vertical

**~ 20% share**

in ~ $2 billion addressable market[1]

**Increasing semiconductor complexity and package integration**

**Opportunities**

AI data centers, automotive ADAS[2] and electrification, edge AI computing, industrial automation, consumer wearables, infotainment

**Innovative solutions delivering higher yield & productivity**

**Broad IP portfolio**

in active thermal control for processors test *(GPUs, MPUs, APUs, NPUs)*, advanced vision inspection, high-current test interface, and AI process control

**Scalable model that optimizes profitability and Plan[3] that delivers growth and drives shareholder value**

Revenue

**$800 million**

Gross Margin

**50%**

Operating Income

**25%**

(1) *Cohu SAM: Serviceable Addressable Market are company estimates for 2024.*
(2) *Advanced Driver Assistance Systems.*
(3) *Plan references a mid-term (3-5 years) target. Gross Margin and Op Income are Non-GAAP, see Appendix for notes regarding use of forward-looking non-GAAP figures.*

Cohu

# STRATEGY – OPENING THE MARKET APERTURE

Cohu

# NEW GROWTH OPPORTUNITIES

| HBM[1] Inspection | Wide Bandgap | AI Process Control | xPU | Mixed Signal |
|---|---|---|---|---|
|  |  |  |  |  |
| *AI Inspection Metrology* | *Known Good Die Test* | *AI-Driven & ML Data Analytics Platform* | *Improved Yield with Active Thermal Control* | *Scalable, Cost-Efficient Test* |
| *HBM3*<br>*HBM3E*<br>*HBM4* | *SiC Diodes*<br>*SiC MOSFETs*<br>*GaN HEMT[2]* | *Anomaly Detection*<br>*Predictive Maintenance*<br>*Higher OEE[3], Yield & Output* | *GPUs, MPUs,*<br>*APUs, NPUs* | *MCU, Display Drivers*<br>*RF, Analog & Power* |

**Key product developments targeting high growth markets**

**Entering new markets and strategic acquisitions**

(1) *High Bandwidth Memory.*
(2) *High Electron Mobility Transistors.*
(3) *Overall Equipment Efficiency.*

Cohu

# EXPANDING MARKET OPPORTUNITIES


Inspection
Test Interface
Test Automation
Semi Tester
$2B
SAM(1)

50%
SAM Expansion


xPU
Mixed Signal
WBG(3)
HBM(2)
Process Control
Semi Test & Inspection
$3B
SAM(1)
Addressable Market
Market Expansion

**Key product developments targeting high growth markets**
**Entering new markets and strategic acquisitions**

(1) *Company estimates.*
(2) *HBM – High Bandwidth Memory.*
(3) *WBG – Wide Bandgap.*

Cohu

# ENTERING HBM MEMORY MARKET WITH NEON

- Selected by a world leading memory manufacturer for inspection metrology of HBM used in AI data centers
- Highly efficient vision technology delivers accurate and reliable metrology of thousands of micro-pillars inspection
- Cohu's AI Inspection software utilizes deep learning and neural network pattern recognition to improve inspection yield

**~ $100M(1)**
market opportunity

**6-sided**
micro-scale inspection

**AI Inspection**
improves yield


Cohu

*Neon Inspection*

ai inspection™

**Integration with factory automation and efficient output sorting process addresses current and roadmap HBM market needs**

(1) *The HBM market is estimated to be approx. $4B in 2024 with a CAGR of 68% through 2030.*

Cohu

# NEW SOLUTIONS FOR WIDE BANDGAP DEVICE TEST

- Post-singulation test of KGD up to 3kV and 1kA, combined with Cohu interface
- SiC die-level burn-in and stress-test process solution with vision inspection
- Significant yield and productivity gains – *eliminates 40%+ yield loss with burn-in of tested-good dies*
- AI deep learning inspection technology optimizes yield and enhances productivity

**~ $50M(1)**
market opportunity

**6-sided**
micro-scale inspection

**40%**
higher burn-in quality



*Neon Inspection*

ai inspection

**High parallelism, singulated die burn-in test & inspection solution, and Known Good Die test for Wide Bandgap Devices**

(1) *The SiC market is estimated to be approx. $3.6B in 2024 with a CAGR of 14% through 2030.*

Cohu

# INTRODUCING AI PROCESS CONTROL

## Creating state-of-the-art analytics platform for process monitoring

- **DI-Core®** software significantly improves overall equipment efficiency, increases inspection yield, and maximizes device output per machine
- **PAICe Monitor®** is an AI-driven anomaly detection and predictive maintenance platform, enabling customers to quickly deploy the power of Machine Learning
- **PAICe Maker®** is an AI-driven advanced process control solution for manufacturing that automatically adapts to process drift over time
- **Digital Twin Query Language (DTQL®)** provides syntax enabling users to manage complex data cleaning and analytics techniques

**~ $600M(1)**

**semi back-end analytics market opportunity**



DI-Core

DATA INTELLIGENCE SYSTEM

*Date Analytics Software Suite*

PAICe MONITOR®

PAICe MAKER®

**Significant opportunity to accelerate growth in semiconductor process control, broadening product portfolio and expanding our customer presence**

(1) *Company estimates for data analytics in back-end manufacturing ~ $600 million, and total semiconductor manufacturing process control market ~ $2.6 billion.*

Cohu

# EXPANDING IN HIGH GROWTH xPU TEST

## xPU Test

### with Active Thermal Control

- T-Core lab solutions deployed at leading global GPU supplier to AI data centers
- Cohu Handlers with T-Core deployed at #1 global CPU supplier for server processors
- Qualifying Cohu Handlers with T-Core thermal for next generation ADAS processors in automotive market

**$200M(1)**
addressable market

**2,000W+**
power dissipation

**137 x 315 mm**
package capability

T-Core THERMAL SYSTEM



*Eclipse Handler*

**Improved yield with active temperature control during test of high-power dissipative processor devices** *(GPUs, MPUs, APUs, NPUs)*

(1) *The GPU market is estimated to be approx. $70B in 2024 with a CAGR of 23% through 2030.*

Cohu

# GROWING DIAMOND$_X$ IN MIXED SIGNAL TEST

High Voltage Isolation Power Management Test

- Selected by a Top 5 automotive semiconductor manufacturer
- Integrated test cell solution – all Cohu
- Cost-efficient & multi-site testing scales throughput for optimal cost-of-test
- Same system for lab characterization & high-volume manufacturing

**$400M[1]**

addressable market

**Auto, Industrial, Computing**

device markets

**Universal Platform**

MCU, display drivers, RF, analog & power


Cohu

Diamond$_x$ Tester

**Increasing voltage and current range for broader device coverage in a scalable universal air-cooled platform**

(1) The semiconductor mixed signal market is estimated to be approx. $180B in 2024 with a CAGR of 6% through 2030.

Cohu

# PROFITABILITY AND SHAREHOLDER VALUE

# TRACK RECORD OF MARGIN EXPANSION

Achieved

**+10 Points**

of Gross Margin[1] Expansion

No meaningful cost impact from recently announced tariffs



Mid-Term Target(2) 40%
Mid-Term Target(2) 42%
Mid-Term Target(2) 45% - 48%
Target 50%
50%
46%
42%
38%
34%
FY 15
FY 16
FY 17
FY 18
FY 19
FY 20
FY 21
FY 22
FY23
FY24

**Differentiated products and recurring revenue expanding gross margin**
**Optimizing supply chain and manufacturing to improve gross margin**

(1) All Gross Margin amounts are Non-GAAP, see Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures.
(2) Prior years' gross margin targets.

Cohu

# RESILIENT RECURRING BUSINESS MODEL

| $253M LTM[1] Recurring Revenue | $119M LTM[1] Service Revenue | ~ 24,800 Systems Installed Base | ~ 450 Highly Skilled Field Engineers |
|---|---|---|---|
| **~65%** *of Consolidated Revenue* | **~ 93%** *Annual Renewal Rate on service contracts* | **108** *Customers* | **~ 11 year** *Average Tenure* |
| *Consumable products generate stable revenue* | *Cloud-based, automated order management for ~ 14,000 different spares* | *Over 280 high-volume manufacturing facilities in 31 countries* | *Virtual-assist and on-site support* |

(1) Last twelve months ending March 29, 2025.

Cohu

# MID-TERM FINANCIAL MODEL

| | FY24 | | Mid-Term[(1)] Model |
|---|---|---|---|
| Revenue | $402M | ~14% CAGR → | $600 - $800M |
| Gross Margin[(2)] | 45% | | 48 - 50% |
| Adjusted EBITDA[(2)] | 2% | | 18 - 26% |
| Non-GAAP EPS[(2)] | | | $1.50 - $3.25 |


FY24 Sales Mix
$800M Sales Mix
Systems
Recurring

**Entering growth markets with organic development and acquisitions**

**Expanding in Semi Test, Inspection and Process Control**

(1) Mid-term = 3-5 years.
(2) Gross Margin, EBITDA and EPS are Non-GAAP, see Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures.

Cohu

# EFFECTIVE CAPITAL ALLOCATION STRATEGY

| R&D Investment[1] | Share Repurchase | Debt | M&A | Capital Expenditures |
|---|---|---|---|---|
| Funding organic growth<br><br>$637M invested from FY16 – FY24 | $140M authorized<br><br>Repurchased ~ 4M shares for $117M through Q1'25 | Paid off remaining Term Loan B balance of $29.3M in Q1'24<br><br>Total debt of $18M as of Q1'25 | Expanding SAM and technology portfolio in Recurring revenue<br><br>Accelerate timeline to financial targets | CapEx light ~ $20M annually<br><br>Expanding in-house manufacturing, global IT, and R&D tools |

**Q1'25 cash position of $201M supports capital allocation strategy**

(1) *Amounts are Non-GAAP. See Appendix for GAAP to Non-GAAP reconciliations, and notes regarding use of forward-looking non-GAAP figures.*

Cohu

We deliver leading-edge solutions to enable a smarter, safer, and more connected future.

Cohu

# APPENDIX

**Use of Non-GAAP Financial Information:**

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense, effective tax rate, net cash per share and Adjusted EBITDA that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Cohu

# GAAP TO NON-GAAP RECONCILIATION

| Gross Profit Reconciliation | 12 Months Ending Dec 26, 2015 | % of Net Sales | 12 Months Ending Dec 31, 2016 | % of Net Sales | 12 Months Ending Dec 30, 2017 | % of Net Sales | 12 Months Ending Dec 29, 2018 | % of Net Sales | 12 Months Ending Dec 28, 2019 | % of Net Sales | 12 Months Ending Dec 26, 2020 | % of Net Sales |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net Sales | $ 269,634 | | $ 282,084 | | $ 352,704 | | $ 451,768 | | $ 583,329 | | $ 636,007 | |
| Gross Profit - GAAP | 89,038 | 33.0% | 94,828 | 33.6% | 143,407 | 40.7% | 159,208 | 35.3% | 229,829 | 39.4% | 271,782 | 42.7% |
| Share Based Compensation | 566 | 0.2% | 398 | 0.1% | 423 | 0.1% | 346 | 0.1% | 736 | 0.1% | 893 | 0.1% |
| Amortization of purchased intangible assets | 5,420 | 2.0% | 5,170 | 1.8% | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% |
| Restructuring costs related to inventory in COS | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% | 19,013 | 4.2% | 2,729 | 0.5% | 3,731 | 0.6% |
| Manufacturing transition and severance costs | 0 | 0.0% | 75 | 0.0% | 0 | 0.0% | 0 | 0.0% | 1,211 | 0.2% | 26 | 0.0% |
| Amortization of inventory step up | 0 | 0.0% | 0 | 0.0% | 1,404 | 0.0% | 14,782 | 0.0% | 6,038 | 0.0% | 0 | 0.0% |
| Gross Profit - Non GAAP | $95,024 | 35.2% | $100,471 | 35.6% | $145,234 | 41.2% | $193,689 | 42.9% | $240,543 | 41.2% | $276,432 | 43.5% |

| Gross Profit Reconciliation | 12 Months Ending Dec 25, 2021 | % of Net Sales | 3 Months Ending Mar 26, 2022 | % of Net Sales | 12 Months Ending Dec 31, 2022 | % of Net Sales | 12 Months Ending Dec 30, 2023 | % of Net Sales | 12 Months Ending Dec 28, 2024 | % of Net Sales |
|---|---|---|---|---|---|---|---|---|---|---|
| Net Sales | $ 887,214 | | $ 197,757 | | $ 812,775 | | $ 636,322 | | $ 401,779 | |
| Gross Profit - GAAP | 386,961 | 43.6% | 91,156 | 46.1% | 383,326 | 47.2% | 302,868 | 47.6% | 180,294 | 44.9% |
| Share Based Compensation | 828 | 0.1% | 145 | 0.1% | 646 | 0.1% | 845 | 0.1% | 1,049 | 0.3% |
| Amortization of purchased intangible assets | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% |
| Restructuring costs related to inventory in COS | (558) | 0.1% | (175) | 0.1% | (454) | 0.1% | (62) | 0.0% | (465) | 0.1% |
| Manufacturing transition and severance costs | (7) | 0.0% | 0 | 0.0% | (13) | 0.0% | 25 | 0.0% | 11 | 0.0% |
| Amortization of inventory step up | 0 | 0.0% | 0 | 0.0% | 0 | 0.0% | 1,141 | 0.2% | 0 | 0.0% |
| Gross Profit - Non GAAP | $387,224 | 43.6% | $91,126 | 46.1% | $383,505 | 47.2% | $304,817 | 47.9% | $180,889 | 45.0% |

| Adjusted EBITDA Reconciliation | 12 Months Ending Dec 28, 2024 | % of Net Sales |
|---|---|---|
| Net loss - GAAP Basis | $ (69,818) | -17.0% |
| Income tax provision | 4,872 | 1.0% |
| Interest expense | 618 | 0.0% |
| Interest income | (9,976) | -2.0% |
| Amortization of purchased intangible assets | 39,087 | 10.0% |
| Depreciation | 13,400 | 3.0% |
| Amortization of cloud-based software implementation costs | 2,836 | 1.0% |
| Loss on extinguishment of debt | 241 | 0.0% |
| Other Non-GAAP Adjustments | 25,794 | 6.0% |
| Adjusted EBITDA | $ 7,054 | 2.0% |

| Reseach & Development Reconciliation (1) | Cumulative Dec 31, 2016 - Dec 28, 2024 |
|---|---|
| Research & Development - GAAP (2) | $ 662,230 |
| Share Based Compensation | (23,379) |
| Restructuring included in R&D | (273) |
| Manufacturing transition and severance costs | (1,213) |
| Research & Development - Non-GAAP | $ 637,365 |

*(1) From continuing operations*

*(2) Total includes R&D costs of our PCB Test Business totaling $7,698*

Cohu